UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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PETROLEUM & RESOURCES CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PETROLEUM & RESOURCES CORPORATION

Seven St. Paul Street

Baltimore, Maryland 21202

October 4, 2006

Dear Fellow Stockholders:

We are calling a special meeting of stockholders to seek your approval of a comprehensive rewriting and updating of the Corporation’s corporate charter. We ask for your vote in favor of the proposals to help protect your investment in the Corporation. Please take the time to vote.

The charter was adopted in 1977 shortly after the Corporation moved to Maryland and has not undergone a comprehensive review since then. Much has changed in Maryland corporation law and the investment company atmosphere in the intervening years. This passage of time and recent activity at other closed-end funds have led us to conclude that the charter should be brought up to date as promptly as possible.

We hired experienced Maryland legal counsel specializing in Maryland corporation law and investment companies to review our charter. They have advised that it contains a number of provisions that are obsolete and lacks several that are now routinely found in the charters of many corporations and closed-end funds incorporated in Maryland. This situation can place the Corporation at a competitive disadvantage and handicap our ability to meet the continually evolving demands of the marketplace. Accordingly, counsel recommended for consideration by the Board a wholesale revision of the charter to bring it into line with current Maryland law and industry practice. After extensive review, the Board has recommended revising the charter and is presenting it for your approval. A complete description of the proposed amendments is contained in the accompanying proxy statement and a copy of the charter, assuming all amendments are approved, is attached thereto.

In the next paragraph we highlight one of the amendments to explain to you briefly our reasons for recommending it. This amendment, in particular, will serve to protect your investment in the Corporation against arbitrage and other activity by short-term speculators looking to make a quick profit that would be contrary to the interests of our long-term stockholders.

We are recommending to give the Board the sole power to decide what should be included in the Corporation’s Bylaws. When the charter was adopted in 1977, it carried over the provision that had been in the Corporation’s charter since 1929, when the Corporation incorporated in Delaware, that the Board and the stockholders have concurrent power to amend the Bylaws. This is not a requirement under Maryland law and, in the nearly 30 years since the charter was adopted, no stockholder has ever sought to exercise this power unilaterally. Moreover, we understand that this power has very rarely been employed by stockholders of any other Maryland-chartered public company with a similar provision in its charter. Nonetheless, because this provision could provide an opening that a short-term speculator could use to advance its own agenda to the detriment of our long-term stockholders, we are recommending that the power be given solely to the Board.

Thank you for your investment in the Corporation. We ask for your continued support by voting in favor of this updating of the charter and voting “FOR” each of the eight amendment proposals.

Sincerely,

Douglas G. Ober

Chairman, Chief Executive Officer & President

PETROLEUM & RESOURCES CORPORATION

Seven St. Paul Street

Baltimore, Maryland 21202

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

October 4, 2006

To the Stockholders of Petroleum & Resources Corporation:

Notice is hereby given that a Special Meeting of Stockholders of Petroleum & Resources Corporation, a Maryland corporation (the “Corporation”), will be held at the offices of Venable LLP, Suite 1800, Two Hopkins Plaza, Baltimore, Maryland 21201, on Tuesday, November 7, 2006, at 10:00 a.m., local time.

As more fully described in the attached proxy statement, the sole purpose of the Special Meeting is to consider and vote upon eight proposals to amend provisions of the charter of the Corporation related to:

1.	The purpose of our Corporation;

2.	The classification, designation and issuance of stock and related provisions;

3.	Stockholder voting;

4.	Stockholder election of directors;

5.	The power to amend our Bylaws;

6.	The quorum for stockholder meetings;

7.	Determinations by our Board; and

8.	The amendment of certain other provisions of our Charter.

Stockholders of record, as shown by the transfer books of the Corporation at the close of business on September 11, 2006, the record date for the meeting, are entitled to notice of, and to vote at, the meeting.

Whether or not you plan to attend the Special Meeting, we urge you to vote your shares by signing, dating and mailing the enclosed proxy card in the envelope provided, or authorize a proxy by using the telephone or Internet options as instructed on the proxy card.

By order of the Board of Directors,

LAWRENCE L. HOOPER, JR.
Vice President, General Counsel and Secretary

PROXY STATEMENT

INTRODUCTION

This proxy statement is being furnished on or about October 6, 2006 to the stockholders of Petroleum & Resources Corporation, a Maryland corporation, in connection with the solicitation of proxies by its Board of Directors to be exercised at the Special Meeting of Stockholders described in the accompanying notice and at any adjournment or postponement thereof, which we refer to herein as the “Special Meeting.”

The sole purpose of the Special Meeting is to consider and vote upon eight proposals to amend the charter of the Corporation related to:

1.	The purpose of our Corporation;

2.	The classification, designation and issuance of stock and related provisions;

3.	Stockholder voting;

4.	Stockholder election of directors;

5.	The power to amend our Bylaws;

6.	The quorum for stockholder meetings;

7.	Determinations by our Board; and

8.	The amendment of certain other provisions of our Charter.

We refer to the proposed amendments collectively as the “Amendments.”

Petroleum & Resources Corporation is a registered management investment company under the Investment Company Act of 1940 that is operated as a closed-end equity fund, is internally managed and whose investment policy is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and an opportunity for capital appreciation. We do not have a principal underwriter or outside administrator. In this proxy statement, Petroleum & Resources Corporation is referred to as “our,” “we” and “our Corporation,” and our stockholders are referred to as “you.”

The mailing address of our principal executive office is Seven St. Paul Street, Baltimore, Maryland 21202. Our telephone number is (800) 638-2479 and our corporate Website is www.peteres.com.

INFORMATION ABOUT THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

The Special Meeting will be held on Tuesday, November 7, 2006, at 10:00 a.m., local time, at the offices of Venable LLP, Suite 1800, Two Hopkins Plaza, Baltimore, Maryland 21201. The meeting room will open for admission at 9:45 a.m.

Who May Vote

The record date for determining stockholders entitled to notice of, and to vote at, the Special Meeting is the close of business on September 11, 2006. As of the record date, there were 21,113,090 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote. You can vote in person at the Special Meeting or by proxy. To vote by proxy, please date, execute and mail the enclosed proxy card, or authorize a proxy by using the telephone or Internet options as instructed on the proxy card.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order to vote your shares. If your shares are not registered in your own name and you plan to vote your shares in person at the Special Meeting, you should contact your broker or agent to obtain a broker’s proxy card and bring it to the Special Meeting in order to vote.

Voting by Proxy

If you vote by proxy, the individuals named on the proxy card—your “proxies”—will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against each of the Amendments or that you abstain from voting on one or more Amendments. If you date, sign and return the proxy card without indicating your instructions, your shares will be voted as follows:

•	FOR the approval of each of the Amendments; and

•	In the discretion of your proxies on any other matter that properly comes before the Special Meeting.

You may revoke or change your proxy at any time before it is exercised by delivering to us a signed proxy with a date later than your previously delivered proxy, by attending the Special Meeting and voting in person or by sending a written revocation to our Secretary. Your most current proxy is the one that will be counted.

Quorum Requirement

A quorum is necessary to hold a valid meeting. If stockholders entitled to cast a majority of all the votes entitled to be cast at the Special Meeting are present in person or by proxy, a quorum will exist. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker returns a valid proxy but does not vote on a particular matter because the broker does not have discretionary voting power for that matter and has not received instructions from the beneficial owner.

Vote Requirement

Each of the Amendments requires the affirmative vote of holders of a majority of the shares of our outstanding common stock. Abstentions and broker non-votes will have the effect of a vote against each of the Amendments.

Appraisal Rights

Under Maryland law, because your shares are listed on the New York Stock Exchange, you are not entitled to rights of appraisal or other similar rights of dissenters with respect to the Amendments.

Other Matters

Your Board of Directors does not intend to present any business at the Special Meeting other than the Amendments. Under Maryland law and our Bylaws, generally no business other than the Amendments may be transacted at the Special Meeting.

AMENDMENT AND RESTATEMENT OF OUR CHARTER

Background

Our Corporation was founded in 1929 as a closed-end fund and in 1977 we re-incorporated in Maryland, under and subject to the Maryland General Corporation Law, which we refer to as the “MGCL.” Our re-incorporation was effected by the filing of our Articles of Incorporation with the State Department of Assessments and Taxation of Maryland. Since then, our Articles of Incorporation have been amended over the years in several respects, including to increase the number of authorized shares, authorize preferred stock and provide for the designation of preferred stock into series and provide for the indemnification of our directors and officers and limit the personal liability of our directors and officers to the maximum extent permitted by Maryland law and the Investment Company Act of 1940. In this proxy statement, we refer to our Articles of Incorporation together with any amendments or supplements as the “Current Charter.” A composite version of our Current Charter is attached as Appendix A. The composite version of our Current Charter attached hereto does not include the articles supplementary that classify various series of preferred stock, as no shares of those series are outstanding and, therefore, their terms are not relevant to the holders of our common stock at this time. Moreover, those series of preferred stock, if the amendment and restatement of our Current Charter is approved, will be effectively reclassified as preferred stock without designation as to series.

Since our incorporation in Maryland in 1977, the MGCL has evolved into a more flexible and modern corporation law. While some of the changes to the MGCL over the years have been reflected in the amendments included in our Current Charter, it does not contain many provisions that are now common in Maryland-chartered closed-end funds formed more recently, particularly many that have been launched in initial public offerings over approximately the last five years.

Additionally, the atmosphere for closed-end funds has changed dramatically since the 1970s when the principal provisions of our Current Charter were implemented in Maryland. Historically, shares of closed-end funds commonly have traded at a discount to net asset value. Once it became clear that these discounts offered arbitrage opportunities, a new class of sophisticated investors in closed-end funds emerged. Many of these professional investors do not generally have a long-term investment perspective but instead seek to take short-term advantage of the discounts that are common among closed-end funds. Typically, these opportunistic investors purchase large blocks of shares in closed-end funds whose shares are trading at significant discounts, expecting that market forces or their own or others’ efforts will force these funds to take extraordinary action, such as liquidation or conversion to an open-end fund, thereby destroying the essential character of the closed-end fund. Your Board of Directors believes that this type of investment activity is inconsistent with our Corporation’s long-term investment orientation, established over 75 years ago. Your Board is opposed to converting our Corporation into an open-end fund, and here are a few of the key considerations:

First, in an open-end fund structure, stockholders are permitted to sell their shares back to the fund, at net asset value, determined on a daily basis. Thus, the portfolio of an open-end fund must always include a sufficient amount of liquid assets to satisfy redemptions, which are not always predictable, reducing the funds available for long-term investment.

Second, a conversion to an open-end structure could force us to sell securities at an inopportune time, foregoing profitable investment opportunities and possibly severely disrupting our securities portfolio.

Third, the sale of portfolio securities by us in order to redeem shares after open-ending could result in capital gains that would have to be distributed to our remaining, non-redeeming stockholders, forcing them to pay taxes on these currently unrealized gains and reducing the Corporation’s assets available for investment.

Fourth, with our virtually unique internally-managed structure, we do not presently have the support staff or systems in place to conduct our operations as an open-end fund. Therefore, we would need to incur significant additional expenses and expanded marketing costs were we forced to convert to an open-end fund. This would most likely result in a significant increase in our expense ratio and the costs that would have to be borne by our stockholders.

Your Board of Directors, elected by you every year, has been following with increasing concern the activities of these short-term, opportunistic investors in other closed-end funds. Unlike any single stockholder or group of stockholders, our Board is subject to express statutory duties under the MGCL. In carrying out his or her responsibilities, each director of our Corporation must act (1) in good faith, (2) with a reasonable belief that his or her actions are in the best interests of our Corporation and (3) with the care of an ordinarily prudent person in a like position under similar circumstances. Under Maryland law, if a board of directors of a corporation determines that an unsolicited effort of an arbitrageur or other short-term investor is not in the best interests of the corporation, the board’s duties may require that it take reasonable actions to oppose the effort. Resisting such an effort could result in one or more proxy contests or litigation, which could have the effect of increasing the costs of the corporation, perhaps dramatically. A board of directors may, on the other hand, determine that for a particular corporation, such an alternative is in the corporation’s best interests and decide to support it.

Our Board of Directors believes that focusing solely on the discount, which is the typical perspective of the short-term investor, is not appropriate for a long-term investment fund, such as our Corporation. As disclosed in our semi-annual report for the period ended June 30, 2006, our current, stated investment objective, as it has been for many years, is to provide stockholders with preservation of capital, the attainment of reasonable income from investments and an opportunity for capital appreciation. We believe that a closed-end structure has significantly helped us to maximize our long-term investment return.

In light of the foregoing, our Board of Directors has considered and declared advisable various amendments to update and modernize our Current Charter and to provide our Board with more tools to properly respond to initiatives from potential arbitrageurs and others.

In this regard, there are many actions our Board may already take without stockholder approval. Under the MGCL, the board of directors of a corporation with equity securities registered under the Securities Exchange Act of 1934 and with at least three independent directors may elect on behalf of a corporation, notwithstanding any contrary provision in its charter or bylaws, to (1) classify the board, (2) increase the vote required to remove a director to two-thirds of the outstanding shares entitled to vote generally in the election of directors, (3) require a majority of the outstanding shares of stock entitled to vote at the meeting to compel the calling of a stockholder-requested special meeting and (4) grant the board the exclusive power to set the number of directors and to fill any vacancies. Our Board previously has elected to have the power set forth in (4) above and, as is common among Maryland-chartered public corporations, including closed-end investment funds, our Bylaws currently provide for a majority requirement to call a stockholder-requested special meeting. Our Board has no intention of making any further such elections at this time, and the proposed Amendments to our Current Charter do not address any of the foregoing powers of the Board.

Attached hereto as Appendix B is the form of Articles of Amendment and Restatement, which we refer to as the “Amended Charter.” The Amended Charter assumes all of the Amendments are approved. If some but not all Amendments are approved, the Amended Charter will be revised accordingly.

The Board recommends approval of the following eight proposed Amendments.

Amendment 1: Purpose of Our Corporation

Article III of our Current Charter provides:

The purposes for which the Corporation is formed are to conduct, operate and carry on the business of an investment company; to acquire by purchase, subscription, contract or otherwise, and to invest in, hold for investment or otherwise, to sell or exchange or contract to sell or exchange, to mortgage, pledge or otherwise dispose of or turn to account or realize upon, and generally to deal in and with all forms of securities, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or evidences of interest therein; to exercise any and all rights, powers and privileges of individual ownership or interest in respect of any and all such securities or evidences of interest therein, including the right to vote thereon and to consent and otherwise act with respect thereto; and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Maryland.

Article III of the Amended Charter provides:

The purposes for which the Corporation is formed are to conduct and carry on the business of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and to engage in any other lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

Our Corporation has conducted itself as a closed-end management investment company for the last 75 years. Proposed Article III shortens and simplifies this statement of the Corporation’s purposes and conforms it to current industry practice.

Amendment 2: Classification, Designation and Issuance of Stock and Related Provisions

Article VI of our Current Charter provides for the authorized stock of our Corporation as follows:

The total number of shares of stock which the Corporation shall have authority to issue is 55,000,000 shares with an aggregate par value of $50,000,000, divided into two classes consisting of (a) 50,000,000 shares of Common Stock of the par value of $1.00 per share and (b) 5,000,000 shares of Preferred Stock without par value.

Additionally, Article VI of our Current Charter includes provisions governing the classification and designation of our Corporation’s preferred stock. Those provisions, which are set forth in their entirety in Appendix A, provide for the classification and designation of unissued shares of preferred stock in one or more series.

Article V of the Amended Charter also provides for the authorized stock of our Corporation and allows our Board greater flexibility in the classification and designation of stock and the authorization of the issuance of additional shares of stock.

Section 5.1 Authorized Shares. The Corporation has authority to issue 55,000,000 shares of stock, consisting of 50,000,000 shares of Common Stock, $.001 par value per share (the “Common Stock”), and 5,000,000 shares of Preferred Stock, $.001 par value per share (the “Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $55,000. If shares of one class or series of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article V, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes or series that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. A majority of the entire Board of Directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

Section 5.2 Common Stock. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

Section 5.3 Preferred Stock. The Board of Directors may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of stock, including Preferred Stock.

Section 5.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation;

(b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.

Under Article VI of our Current Charter, in order to increase the total number of authorized shares or the number of authorized shares of any class or series, the stockholders must approve an amendment to our Current Charter. Since our Corporation was re-incorporated in Maryland in 1977, the stockholders have approved four amendments to our Current Charter to increase the number of authorized shares, most recently in 2000. The process for approving a charter amendment may take several months. In 1999, the Maryland legislature amended the MGCL to specifically permit the charter of a Maryland corporation to provide its board of directors the power to amend the charter, without a stockholder vote, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class that a corporation is authorized to issue. Since this amendment to the MGCL, many Maryland corporations, including closed-end funds, have included such a provision in their charters. This provision allows boards of directors to take advantage of often fast-changing capital market conditions to issue additional shares of stock, such as through a stock split, as last occurred in 2000, without the time-consuming and expensive process of seeking a stockholder vote. Vesting in our Board the power to increase the number of our Corporation’s shares could, in the future, allow our Corporation to take quick action to issue additional shares of stock under favorable market conditions, as determined by the members of our Board in the exercise of their duties to oversee the management of the Corporation’s business and affairs.

Related provisions include provisions for the classification and designation of shares of preferred stock. In Article VI of our Current Charter, it is unclear whether authorized but unissued shares of our preferred stock may be re-classified into shares of common stock. Additionally, Article VI does not provide for the classification of shares of authorized but unissued shares of common stock into shares of preferred stock. Article V of the Amended Charter would allow our Board to classify and reclassify unissued shares of common stock or preferred stock into other classes and series, thereby giving our Board the maximum flexibility in financing the Corporation through authorizing the issuance of additional shares of stock. Moreover, Article V of the Amended Charter provides for the automatic readjustment of the number of authorized shares of a class or series of our Corporation’s stock that are classified or reclassified into shares of another series or class of our Corporation. Additionally, the Amended Charter updates the language governing the classification and designation of stock to more accurately track current provisions of the MGCL. This amendment also reclassifies certain series of our preferred stock, which are no longer outstanding, to preferred stock without classification.

Par value no longer has any significance in the MGCL other than in connection with the calculation of certain filing fees in the State of Maryland. In order to minimize these potential fees, the Amended Charter provides for a nominal par value of $.001 per share.

Finally, the proposed amendments track a provision of the MGCL, adopted in 1986, that allows the terms of stock to be made dependent on facts ascertainable outside of the charter. This provision is widely used by closed-end funds that issue auction market preferred stock, certain terms of which are typically made dependent on rating agency determinations or other extrinsic facts.

The Board of Directors has no intention of authorizing the issuance of any additional shares of stock at this time.

Amendment 3: Stockholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, the MGCL permits a Maryland corporation to provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Current Charter does not include a provision that would allow for the reduction of the vote required to approve most of the foregoing extraordinary actions. Article X of our Current Charter provides:

The affirmative vote of the holders of two-thirds of the total number of shares outstanding and entitled to vote shall be necessary to authorize any of the following actions: (i) a merger or consolidation with an open-end investment company, (ii) the dissolution of the Corporation, (iii) the transfer of all or substantially all of the assets of the Corporation, (iv) any amendment to these Articles of Incorporation which makes the Common Stock a redeemable security (as such term is defined in the Investment Company Act of 1940) or reduces the two-thirds vote required to authorize the actions listed in this paragraph or (v) a merger or consolidation with a corporation whose charter does not require the vote of at least two-thirds of each class of stock entitled to be cast to approve the actions listed in this paragraph.

These provisions prevent the occurrence of an extraordinary corporate event without the affirmative vote of a supermajority of stockholders.

Article VI of the Amended Charter provides:

Section 6.1 Amendments Generally. The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.

Section 6.2 Approval of Certain Extraordinary Actions and Charter Amendments. (a) The affirmative vote of the holders of two-thirds of the total number of shares outstanding and entitled to vote shall be necessary to authorize any of the following actions: (i) a merger or consolidation with an open-end investment company, (ii) the dissolution of the Corporation, (iii) the transfer of all or substantially all of the assets of the Corporation, (iv) any amendment to the Charter that makes the Common Stock a redeemable security (as such term is defined in the Investment Company Act of 1940) or reduces the two-thirds vote required to authorize the actions listed in this paragraph or (v) a merger or consolidation with a corporation whose charter does not require the vote of at least two-thirds of each class of stock entitled to be cast to approve the actions listed in this paragraph.

(b) The affirmative vote of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast on the matter, each class voting as a separate class, shall be necessary to effect any amendment to Section 4.1, Section 4.2, Section 6.1, this Section 6.2(b) or Section 6.2(c); provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Board of Directors, approve such amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such matter.

(c) “Continuing Directors” means (i) the directors identified in Section 4.1, (ii) the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the directors identified in Section 4.1, who are on the Board at the time of the nomination or election, as applicable, or (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors, who are on the Board at the time of the nomination or election, as applicable.

Article VI of the Amended Charter retains the two-thirds vote requirement in Article VIII of our Current Charter to approve certain mergers, a dissolution, sale of substantially all of the assets of the Corporation and the conversion of our Corporation into an open-end fund. The amendment increases the vote required for certain additional charter amendments to two-thirds of our outstanding stock entitled to vote on the matter. However, the Amended Charter provides that if two-thirds of the Continuing Directors on our Board approve certain amendments, such proposals would be approved by the affirmative vote of the holders of a majority of the votes entitled to be cast on the matter. A Continuing Director includes our current directors, directors who are nominated by a majority of our current directors in office, and directors who were nominated by a majority of the current directors on our Board who are included in the first two categories.

Amendment 4: Stockholder Election of Directors

Article IV of the Amended Charter adds new language that provides:

The Bylaws of the Corporation may provide for the election of a director by a plurality of all the votes cast in the election of a director, a majority or other percentage of all the votes entitled to be cast in the election of a director or by any other vote, in any case as specified in the Bylaws and as may vary as specified in the Bylaws depending upon whether the election of directors is contested.

Our Current Charter is silent on the vote required to elect directors. The MGCL provides that a plurality of the votes cast is sufficient to elect a director, unless the charter or bylaws of a corporation provide otherwise. Our current Bylaws provide that a director shall be elected by a plurality of the votes cast. Our Board of Directors has no intention at this time to amend our Bylaws to change this provision. However, there has been recent consideration in legal and other circles regarding the appropriate vote for the election of directors. While some companies have moved toward majority voting in the election of directors, we have not yet determined whether majority voting is appropriate for us. The new language in Article IV modernizes our Charter and gives our Board flexibility in determining the appropriate vote requirement in the election of directors in the future depending upon then prevailing circumstances. Our Board of Directors could, for example, decide to institute a majority vote in all elections of directors by stockholders or, alternatively, only in a non-contested election and a plurality vote in a contested election instituted by an arbitrageur or other short-term investor that would not be in the best interests of our Corporation.

Amendment 5: Power to Amend Bylaws

Article Ninth of our Current Charter provides:

The by-laws may be adopted, amended or repealed by vote of the stockholders or by the Board of Directors upon the affirmative vote of a majority of the entire Board, but any by-law adopted by the Board of Directors may be amended or repealed by the stockholders.

Article V of the Amended Charter provides:

The rights of all stockholders and the terms of all stock are subject to the provisions of the charter and the Bylaws. The Board of Directors of the Corporation shall have the exclusive power to make, alter, amend or repeal the Bylaws.

As permitted by the MGCL, the proposed amendments would grant to our Board the exclusive power to amend our Bylaws. Under our Current Charter, our stockholders with the Board have the concurrent power to amend our Bylaws. The stockholders have never exercised this power in the time our Corporation has been a Maryland corporation. It is common that the bylaws of Maryland public companies provide for exclusive board power to change the bylaws. Exclusive rather than concurrent power avoids a possibly circular situation in which either the stockholders or the board could endlessly repeal each other’s changes and subsequent repeals. Our Board has no present intention of changing the Bylaws but, in making any changes, each director, as noted above, would be required by the MGCL to act in good faith, to reasonably believe that his or her action was in the best interest of our Corporation and to act with the care of an ordinarily prudent person. Although bylaws may contain provisions that may be viewed as “anti-takeover” provisions, most typical bylaw provisions deal with matters of internal corporate logistics and governance.

Amendment 6: Quorum for Stockholder Meetings

Our Current Charter is silent with respect to a quorum for the transaction of business at a meeting of stockholders. Article IV of the Amended Charter provides:

The presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast on a matter (without regard to class) shall constitute a quorum at any meeting of stockholders with respect to such matter, except with respect to any such matter that, under applicable statutes or regulatory requirements or the charter, requires approval by a separate vote of the holders of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. Notwithstanding the foregoing, the Bylaws may provide for a greater or lesser quorum requirement provided that such requirement shall not be less than one-third nor more than two-thirds of the votes entitled to be cast on a matter (without regard to class).

The MGCL provides that the presence of stockholders entitled to cast a majority of all the votes entitled to be cast at a meeting of stockholders constitutes a quorum unless the law or the charter provides otherwise. Section 4.3 of the Amended Charter adopts the majority requirement for a quorum but specifies that the Bylaws may provide otherwise but only within a limited range of one-third to two-thirds of the votes entitled to be cast in the matter. As our Bylaws may be amended by our Board, this provision will give the Board the power to specify a quorum requirement other than a majority of the votes entitled to be cast at the meeting. For example, our Board might determine that a supermajority quorum requirement is appropriate for a matter requiring a supermajority stockholder vote or the Board might determine that a quorum requirement of less than a majority might be appropriate for a matter requiring a vote of less than a majority of the votes entitled to be cast. Also, the power to lower the quorum requirement could enable our Board to prevent some stockholders from soliciting proxies and then refusing to attend the meeting in order to prevent a quorum—a tactic that has been tried against at least one other closed-end fund recently.

Amendment 7: Determinations by Our Board

Article IV of the Amended Charter adds new language to provide:

Any determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the charter or Bylaws or otherwise to be determined by the Board of Directors.

This is a common provision in charters of Maryland closed-end funds, and is intended to promote certainty and finality.

Amendment 8: Amendment of Certain Other Provisions of Our Charter

In addition to the Amendments specifically discussed in this proxy statement, the Amended Charter contains certain other amendments to our Current Charter. These amendments include changes to our Current Charter tracking the language used in the MGCL, conforming changes to match the other Amendments and reordering and renumbering sections for clarity. You are urged to read the Amended Charter in its entirety.

Restatement of Our Charter

If all of the Amendments are approved, all of the provisions of our Current Charter will be repealed in their entirety and substituted in lieu thereof will be the new provisions set forth in the Amended Charter. A vote in favor of all of the Amendments is a vote in favor of the Restatement of our Current Charter as reflected in the Amended Charter. If some but not all of the Amendments are approved, those Amendments that are approved will be incorporated into our Current Charter as permitted by Maryland law.

Potential Effect of Certain Charter Amendments

Although the Board of Directors has no such intention at the present time, the amendment which permits our Board to amend our charter to increase the authorized shares available for issuance (and the power to classify and reclassify shares) would permit our Board to establish a series of preferred stock that could, depending on the terms of such series, delay, defer or prevent a transaction or a change in control of the Corporation that might involve a premium price for our common stock or otherwise be in the best interest of our stockholders. Moreover, such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the issuer. Certain other amendments, including the Board’s exclusive power to amend our Bylaws, may have the result of delaying, deferring or preventing a transaction or a change in control of the Corporation that might involve a premium price for our common stock or otherwise be in the best interest of our stockholders.

Vote Required and Recommendation

Each of the Amendments requires the affirmative vote of the holders of a majority of the shares of our outstanding common stock.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE AMENDMENTS.

OTHER INFORMATION

Stock Ownership by Directors, Certain Executive Officers and Certain Beneficial Owners

This table indicates, as of August 31, 2006, the amount of our common stock beneficially owned by our directors, our chief executive officer and certain other executive officers, and any person who is known to us to be the beneficial owner of more than five percent of our outstanding voting securities. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name, Position and Address (a) of Person	Amount of Common Stock Beneficially Owned (b)(c)(d)(e)	Percent of Class
Enrique R. Arzac, Independent Director	3,845	*
Phyllis O. Bonanno, Independent Director	1,357	*
Daniel E. Emerson, Independent Director	11,540	*
Frederic A. Escherich, Independent Director	1,400	*
Roger W. Gale, Independent Director	800	*
Thomas H. Lenagh, Independent Director	3,185	*
Kathleen T. McGahran, Independent Director	2,133	*
John J. Roberts, Independent Director	2,390	*
Craig R. Smith, Independent Director	1,200	*
Douglas G. Ober, Chairman of the Board, Chief Executive Officer and President	50,089	*
Joseph M. Truta, Executive Vice President	34,960	*
Lawrence L. Hooper, Jr., Vice President, General Counsel and Secretary	12,999	*
Maureen A. Jones, Vice President, Chief Financial Officer, and Treasurer	13,061	*
The Adams Express Company (f) 7 St. Paul St., Suite 1140 Baltimore, MD 21202	1,985,996	9.4
Directors and executive officers as a group (13 persons)	138,959	*

*	Calculated on the basis of 21,113,090 shares outstanding on August 31, 2006, each director and officer owned less than 1.0% of the Common Stock outstanding. The directors and executive officers as a group owned less than 1.0% of the Common Stock outstanding.
(a)	The address for each director and officer is the Corporation’s office, Seven St. Paul Street, Suite 1140, Baltimore, MD 21202.
(b)	To the Corporation’s knowledge, other than shares referred to in footnote (c) below, each director and officer had sole investment and sole voting power with respect to the shares shown opposite his or her name. The numbers shown include the following amounts of our common stock that the following individuals, and the group, have the right to acquire, within 60 days of August 31, 2006: Mr. Truta (8,485 shares), Mr. Hooper (9,015 shares), Ms. Jones (9,015 shares), and 26,515 shares for the group.
(c)	Of the amount shown as beneficially owned by the directors and executive officers as a group, 30,109 shares were held by the Trustee under the Employee Thrift Plan of the Corporation and the Employee Thrift Plan of The Adams Express Company.
(d)	The amounts shown include shares subject to options under the Corporation’s Stock Option Plan and restricted stock under the Corporation’s 2005 Equity Incentive Compensation Plan held by

Mr. Ober (30,318 shares), restricted stock units under the 2005 Plan held by each director (either 400 or 800 units), and by directors and executive officers as a group (84,980 shares). Mr. Ober and the other officers with shares subject to options all disclaim beneficial ownership of those shares.

(e)	Of the amount shown, 19,476 shares beneficially owned by Mr. Ober were held by the Trustee under the Employee Thrift Plan of the Corporation.
(f)	The Corporation is a non-controlled affiliate of The Adams Express Company.

Annual and Semiannual Reports

A copy of our annual report for the year ended December 31, 2005 and our semi-annual report for the period ending June 30, 2006 will be furnished to stockholders, without charge, upon request. You may request a copy by contacting Lawrence L. Hooper, Jr., Vice President, General Counsel and Secretary, at Seven St. Paul Street, Suite 1140, Baltimore, Maryland 21202, by telephoning Mr. Hooper at (800) 638-2479, or by sending Mr. Hooper an e-mail message at contact@peteres.com.

Stockholder Proposals for the 2007 Annual Meeting

Stockholder proposals for inclusion in the proxy statement and form of proxy relating to our 2007 Annual Meeting must be received by our Secretary at Petroleum & Resources, Seven St. Paul Street, Baltimore, Maryland 21202, no later than November 15, 2006.

In addition, for stockholder proposals or director nominations that a stockholder seeks to bring before the 2007 Annual Meeting but does not seek to have included in our proxy statement and form of proxy for that meeting, the following requirements apply. Pursuant to the Corporation’s Bylaws, in order for stockholder proposals or nominations of persons for election to the Board of Directors to be properly brought before the 2007 Annual Meeting, any such stockholder proposal or nomination (including in the case of a nomination, the information required by the advance notice provisions in the Corporation’s Bylaws) must be received by our Secretary at Petroleum & Resources, Seven St. Paul Street, Baltimore, Maryland 21202 no earlier than December 28, 2006 and no later than January 27, 2007. Our advance notice Bylaw requirements are separate from, and in addition to, the Securities and Exchange Commission’s requirements (including the timing requirements described in the preceding paragraph) that a stockholder must meet in order to have a stockholder proposal included in our proxy statement. Should the Corporation determine to allow a stockholder proposal that is received by the Corporation after January 27, 2007 to be presented at the 2007 Annual Meeting nevertheless, the persons named as proxies in the form of proxy furnished for that meeting will have discretionary voting authority with respect to such stockholder proposal.

Methods and Expenses of Solicitation

We will pay all costs of soliciting proxies for the Special Meeting. The solicitation of proxies for the Special Meeting is being made by mail, but may also be made by telephone, e-mail or in person by our officers and employees (without additional compensation). In addition, we have hired The Altman Group for $4,000, plus associated costs and expenses, and MacKenzie Partners, Inc. for an amount not to exceed $25,000, plus associated costs and expenses, to assist in the solicitation. The total associated costs and expenses is anticipated to be approximately $80,000. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

Appendix A

CHARTER

OF

PETROLEUM & RESOURCES CORPORATION

(Composite version)

FIRST: THE UNDERSIGNED, J. G. Whitney, whose post-office address is 201 North Charles Street, Baltimore, Maryland 21201, being at least eighteen years of age, does, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, hereby act as incorporator with the intention of forming a corporation.

SECOND: The name of the Corporation is Petroleum & Resources Corporation.

THIRD: The purposes for which the Corporation is formed are to conduct, operate and carry on the business of an investment company; to acquire by purchase, subscription, contract or otherwise, and to invest in, hold for investment or otherwise, to sell or exchange or contract to sell or exchange, to mortgage, pledge or otherwise dispose of or turn to account or realize upon, and generally to deal in and with all forms of securities, and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any or all such securities or evidences of interest therein; to exercise any and all rights, powers and privileges of individual ownership or interest in respect of any and all such securities or evidences of interest therein, including the right to vote thereon and to consent and otherwise act with respect thereto; and to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Maryland.

FOURTH: The post-office address of the principal office of the Corporation in this State is 201 North Charles Street, Baltimore, Maryland 21201.

FIFTH: The name and post-office address of the resident agent of the Corporation is Lawrence L. Hooper, Jr., Vice President, Secretary & General Counsel of the Corporation, whose business address is 7 St. Paul Street, Suite 1140, Baltimore, MD 21202. Said resident agent is a citizen of the State of Maryland and resides therein.

SIXTH: The total number of shares of stock which the Corporation shall have authority to issue is 55,000,000 shares with an aggregate par value of $50,000,000, divided into two classes consisting of (a) 50,000,000 shares of Common Stock of the par value of $1.00 per share, and (b) 5,000,000 shares of Preferred Stock without par value.

The following is a description of each class of stock which the Corporation is authorized to issue and a statement of the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof granted to or imposed upon the shares of each class.

1. Issuance of Convertible Preferred Stock in Series. (a) Subject to the provisions of Section 3(g) of this Article Sixth, the shares of Convertible Preferred Stock may be issued from time to time as shares of one or more series of Convertible Preferred Stock, and the Board of Directors is

expressly authorized, prior to issuance, in the resolution or resolutions providing for the issue of shares of each particular series, to fix the following:

(i) The distinctive serial designation and number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

(ii) The annual dividend rate for such series and the times of payment of dividends;

(iii) The redemption provisions (including the date or dates upon or after which the shares shall be redeemable) and the redemption price or prices for such series; and

(iv) The terms and conditions (with or without limitations) on which shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or series thereof including the price or prices or the rate or rates and the time or times of conversion or exchange and the terms and conditions of adjustment thereof, if any.

(b) All shares of Convertible Preferred Stock, regardless of series, shall be of equal rank with each other and there shall be no preference or priority of one series over any other series upon any distribution of assets or in respect of the payment of dividends. All shares of Convertible Preferred Stock shall be identical with each other in all respects except as provided in or permitted by Section 1(a) of this Article Sixth; and the shares of Convertible Preferred Stock of any one series shall be identical with each other in all respects except as to dates from and after which dividends thereon shall be cumulative.

2. Dividends. (a) The holders of Convertible Preferred Stock of each series shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available for the payment of dividends, cumulative cash dividends (which shall be cumulative whether or not in any dividend period or periods there shall be surplus available for the payment of such dividends) at the annual rate for such series and at such times as fixed by the Board of Directors in accordance with Section 1 of this Article Sixth in respect of such series, and no more; provided that if dividends on any shares of Convertible Preferred Stock shall be cumulative from a date less than thirty days prior to the first dividend payment date after issuance of such shares, the dividend for such first dividend period shall not be payable on such first dividend payment date but shall be payable on the next dividend payment date. Such dividends shall be cumulative from the dividend payment date next preceding the date of issue of such shares to which dividends have been paid, unless no dividends have been paid, then from the date of original issue of such shares or the shares in exchange for which such shares were issued and unless the date of issue of such shares is a dividend payment date or is a date after the record date for a determination of holders of shares of such series entitled to receive a dividend and before such dividend payment date, in either of which events such dividends shall be cumulative from such dividend payment date; provided, however, that if dividends shall not be paid to that dividend payment date, then dividends shall be cumulative from the dividend payment date to which dividends have been paid or, if no dividends have been paid, to the date of original issue of such shares or the shares in exchange for which such shares were issued. In case cumulative dividends are not paid in full, the shares of all series of Convertible Preferred Stock shall participate ratably in the payment of dividends (including accumulations, if any), in proportion to the amounts which would be payable on said shares if all cumulative dividends had been declared and paid in full. The holders of shares of Convertible Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this Section 2.

(b) No dividends shall be paid, or declared or set apart for payment, on any share of Convertible Preferred Stock of any series for any dividend period unless at or prior to such time a dividend for each dividend period terminating on the same or any earlier date shall have been paid, or declared and set apart for payment, ratably in proportion to the respective annual dividend rates fixed therefor, on all shares of Convertible Preferred Stock of all series then issued and outstanding.

(c) So long as any shares of Convertible Preferred Stock are outstanding, no dividend (except a dividend payable in Common Stock) whatever shall be paid or declared at any time, and no distribution declared or made, on any Common Stock nor shall any shares of Common Stock be purchased or otherwise acquired for value at any time by the Corporation or any subsidiary:

(i) unless all dividends on the Convertible Preferred Stock of all series for all past dividend periods and for the then current dividend period (other than the first dividend period for any shares if the dividend on such shares for such period shall not then be payable pursuant to the provisions of this Section 2) shall have been paid, or declared and set apart for payment, in full; and

(ii) unless at the time of the declaration of such dividend or distribution on the Common Stock or purchase of Common Stock, the Convertible Preferred Stock shall have an asset coverage (as hereinafter defined) of at least 200% after deducting the amount of such dividend, distribution or purchase price, as the case may be.

3. Redemption and Acquisition. (a) The Corporation at its option (expressed by resolution of its Board of Directors) may (except as otherwise provided by the Board of Directors in accordance with Section 1 of this Article Sixth in respect of any series) redeem the outstanding shares of Convertible Preferred Stock, or of any one or more series thereof, at any time in whole, or from time to time in part, upon notice duly given as hereinafter specified, at the applicable redemption price or prices for such shares (as fixed in accordance with Section 1 of this Article Sixth in respect of any series), including, in each case, an amount equal to all accrued and unpaid dividends thereon to the date fixed for redemption; provided, however, that if and so long as all dividends on the Convertible Preferred Stock of all series for all past dividend periods and the then current dividend period shall not have been paid, or declared and set apart for payment, the Corporation shall not redeem less than all of the shares of Convertible Preferred Stock at the time outstanding, and neither the Corporation nor any subsidiary of the Corporation shall purchase or otherwise acquire for value any of the shares of Convertible Preferred Stock at the time outstanding.

(b) Notice of every such redemption of Convertible Preferred Stock of any series shall be given in accordance with the applicable provisions of the Investment Company Act of 1940 and the rules and regulations of the Securities and Exchange Commission thereunder as in effect at the time such notice is given and (i) if all the shares of such series are held of record by not more than 100 holders, shall be given by mailing such notice not less than 30 days nor more than 60 days prior to the date fixed for such redemption to each holder of record of shares of such series so to be redeemed at his address as the same shall appear on the books of the Corporation, or (ii) if the shares of such series are held of record by more than 100 holders, shall be given by publication at least once in each of two successive calendar weeks in a newspaper printed in the English language and customarily published on each business day and of general circulation in the Borough of Manhattan, the City and State of New York, the first publication to be not less than 30 days nor more than 60 days prior to the date fixed for such redemption, and notice of such redemption shall also be mailed not less than 30 days nor more than 60 days prior to the date fixed for such redemption to each holder of record of shares of such series so to be redeemed at his address as the same shall appear on the books of the Corporation; provided, however, that neither failure to mail any such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceeding for the redemption of any shares so to be redeemed as to which a notice was properly mailed.

(c) In the case of any redemption of a part only of the Convertible Preferred Stock of any series at the time outstanding, the redemption may (subject to any provisions made by the Board of Directors in accordance with Section 1 of this Article Sixth in respect of any series) be either pro rata or by lot, as determined by the Board of Directors.

(d) If any such notice of redemption shall have been duly given and if, on or before the redemption date specified therein, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption shall no longer be deemed outstanding on and after such redemption date, and the right to receive dividends thereon and all other rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the rights of the holders thereof to receive the amount payable on redemption thereof, without interest, and the right to exercise, until the close of business on the date fixed for redemption, all privileges of conversion or exchange, if any, not theretofore expired.

(e) If any such notice of redemption shall have been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable written authorization promptly to give or complete such notice, and if on or before the redemption date specified therein all funds necessary for such redemption shall have been deposited by the Corporation with a bank or trust company, designated in such notice, organized under the laws of the United States of America or the State of New York, doing business in the Borough of Manhattan, City and State of New York and with combined capital and surplus of not less than $50,000,000, in trust for the pro rata benefit of the holders of the shares so called for redemption, then notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit all shares so called for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest, and the right to exercise, until the close of business on the date fixed for redemption, all privileges of conversion or exchange, if any, not theretofore expired. Any interest accrued on such funds shall be paid to the Corporation from time to time.

(f) Any funds so set aside or deposited, as the case may be, and unclaimed at the end of four years from such redemption date shall be released or repaid to the Corporation, after which the holders of the shares so called for redemption shall look only to the Corporation for the payment thereof, provided that any funds so set aside or deposited which shall not be required for redemption because of the exercise of any privilege of conversion or exchange subsequent to the date of setting aside or deposit, as the case may be, shall be released or repaid to the Corporation forthwith.

(g) Shares of Convertible Preferred Stock of any series which have been issued and have been subsequently acquired by the Corporation through conversion or by redemption shall be retired and cancelled and shall not be reissued.

4. Action by Corporation Requiring Approval of Convertible Preferred Stock. (a) Subject to the provisions of Sections 4(b) and 4(c), the consent of the holders of not less than a majority of the shares of Convertible Preferred Stock at the time outstanding, given in person or by proxy, either in writing or at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

(i) any increase in the number of authorized shares of Convertible Preferred Stock or the authorization or issuance of any series (other than the initial series) of Convertible Preferred Stock or the authorization of, or any increase in the number of authorized shares of, any class of stock ranking on a parity with the Convertible Preferred Stock; or

(ii) any plan of reorganization, within the meaning of the Investment Company Act of 1940, adversely affecting such shares; or

(iii) any action requiring a vote of security holders of the Corporation as in Section 13(a) of that Act provided.

The provisions of Sections 4(a)(ii) and 4(a)(iii) shall remain in effect notwithstanding the amendment or repeal of the Investment Company Act of 1940.

(b) Subject to the provisions of Section 4(c), the consent of the holders of not less than two-thirds of the shares of Convertible Preferred Stock at the time outstanding, given in person or by proxy, either in writing or at any special or annual meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

(i) the amendment, alteration or repeal of any of the provisions of the Articles of Incorporation or of the By-Laws of the Corporation which would affect materially and adversely any preference or relative, participating, optional or other special right, qualification, limitation or restriction of the Convertible Preferred Stock; provided, however, that if any such amendment, alteration or repeal would affect materially and adversely any preference or relative, participating, optional or other special right, qualification, limitation or restriction of one or more, but not all, of the series of Convertible Preferred Stock at the time outstanding, the consent of the holders of at least two-thirds of the outstanding shares of each such series so affected, similarly given, shall be required in lieu of (or if required by law, in addition to) the consent of the holders of two-thirds of the shares of Convertible Preferred Stock as a class; or

(ii) the authorization of, or any increase in the number of authorized shares of, any class of stock ranking prior to the Convertible Preferred Stock.

(c) No consent of the holders of Convertible Preferred Stock or of any series thereof which would otherwise be required to permit, effect or validate any action of the Corporation pursuant to the provisions of this Section 4 shall be required if, prior to or concurrently with such action, provision shall be made, in accordance with the provisions of Section 3 of this Article Sixth, for the redemption of all outstanding shares of Convertible Preferred Stock or all outstanding shares of such series, as the case may be, and all funds necessary for such redemption shall be deposited in trust in accordance with the provisions of Section 3(e) of this Article Sixth.

5. Voting Rights. (a) Except as required by law or as otherwise specifically provided in this Section 5, the holders of shares of Convertible Preferred Stock and the holders of Common Stock shall vote together as one class on all matters voted upon by stockholders other than those matters which require approval of the holders of shares of Convertible Preferred Stock pursuant to the provisions of Section 4 of this Article Sixth. Each holder of record of Convertible Preferred Stock shall be entitled to one vote for each share of Convertible Preferred Stock standing in his name on the books of the Corporation, and each holder of record of Common Stock shall be entitled to one vote for each share of Common Stock standing in his name on the books of the Corporation.

(b) Except as provided in Section 5(c), at each annual meeting of stockholders of the Corporation and at all other meetings of stockholders at which directors are to be elected (excepting elections to fill vacancies), the holders of Convertible Preferred Stock, voting separately as a class, shall be entitled to elect two members of the Board of Directors of the Corporation and the holders of Common Stock, voting separately as a class, shall be entitled to elect the balance of the members of the Board of Directors of the Corporation.

(c) If at any time dividends on the outstanding shares of the Convertible Preferred Stock shall be unpaid in an amount equal to two full years’ dividends, a special meeting of stockholders shall be called and held as soon thereafter as practicable and at such meeting and at all subsequent meetings of stockholders at which directors are to be elected (excepting elections to fill vacancies), the holders of Convertible Preferred Stock shall have the right, voting separately as a class, to elect the smallest number of directors which shall constitute a majority of the members of the Board of Directors of the Corporation, and the holders of Common Stock, voting separately as a class, shall have the right to elect the balance of the members of the Board of Directors of the Corporation. The term of office of each director in office at the time directors are elected at such special meeting shall then cease unless he is then reelected. If the Corporation thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding shares of Convertible Preferred Stock for all past dividend periods, the voting rights stated in the first sentence of this Section 5(c) shall cease, and a special meeting of stockholders shall be called and held as soon thereafter as practicable and at such meeting and at all subsequent meetings of stockholders at which directors are to be elected (excepting elections to fill vacancies), the holders of Convertible Preferred Stock and Common Stock shall have the right to elect the members of the Board of Directors as stated in Section 5(b), subject to the revesting of the rights of such holders as provided in the first sentence of this Section 5(c) in the event of any subsequent default in the payment of two full years’ dividends on the Convertible Preferred Stock. The term of office of each director in office at the time directors are elected at the last mentioned special meeting shall then cease unless he is then reelected.

(d) Any vacancy in the office of any director elected by the holders of Convertible Preferred Stock may be filled by the remaining directors so elected or by the remaining director so elected if only one or, if not so filled, by the holders of Convertible Preferred Stock at any meeting of stockholders for the election of directors held thereafter, and any vacancy in the office of any director elected by the holders of Common Stock may be filled by the remaining directors so elected or by the remaining director so elected if only one or, if not so filled, by the holders of Common Stock at such meeting.

(e) Notwithstanding the provisions of Article Tenth of the Articles of Incorporation of the Corporation, directors elected by the holders of Convertible Preferred Stock pursuant to the provisions of this Section 5 may be removed from office only by the vote of the holders of a majority of the outstanding shares of Convertible Preferred Stock, voting separately as a class, at a meeting of stockholders of the Corporation called for this purpose. The holders of Convertible Preferred Stock shall have no right to vote upon the removal of directors elected by the holders of Common Stock pursuant to the provisions of this Section 5.

6. Liquidation of the Corporation. The holders of Convertible Preferred Stock of each series shall be entitled to receive $25 per share in case of any involuntary, and the redemption price at the time in effect in the event of any voluntary, liquidation, dissolution or winding up of the Corporation plus in each case all accrued and unpaid dividends computed to the date fixed for the payment of such distributive amounts out of the assets of the Corporation, before any distribution or payment shall be made to the holders of Common Stock; and the holders of Common Stock shall be entitled, to the exclusion of the holders of the Convertible Preferred Stock of any and all series, to share ratably in all the remaining assets of the Corporation in accordance with their respective rights. If upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets available for distribution shall be insufficient to pay in full the amounts so payable to the holders of Convertible Preferred Stock, all the shares of Convertible Preferred Stock of all series shall participate ratably in any distribution of assets in proportion to the amounts which would be payable on such distribution if all amounts payable were paid in full. Neither the consolidation or merger of the Corporation with or into any other corporation, nor any sale, lease or conveyance of all or any part of the property or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7. Definitions. For all purposes of this Article Sixth:

The term “accrued and unpaid dividends” when used with reference to any share of any series of Convertible Preferred Stock shall mean an amount computed at the annual dividend rate for the shares of such series from the date on which dividends on such share become cumulative to and including the date to which such dividends are to be accrued (including an amount equal to a dividend at such rate for the elapsed portion of the current dividend period), less the aggregate amount of all dividends theretofore paid, or declared and set apart for payment, on such share; but no interest shall be payable upon any arrearages.

The term “asset coverage” shall mean the ratio which the “value” (as defined in Section 2(a)(41)(B) of the Investment Company Act of 1940) of the total assets of the Corporation, less all liabilities and indebtedness not represented by senior securities (as defined in that Act), bears to the aggregate amount of “senior securities representing indebtedness” (as defined in that Act) of the Corporation plus the aggregate of the involuntary liquidation preference of the Convertible Preferred Stock.

The term “Investment Company Act of 1940” shall mean that Act as it is in effect on the date this Article Sixth shall become effective.

The term “stock ranking on parity with the Convertible Preferred Stock” shall mean any stock of the Corporation, hereafter authorized, which has preference on a parity with the Convertible Preferred Stock either in the payment of dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

The term “stock ranking prior to the Convertible Preferred Stock” shall mean any stock of the Corporation, hereafter authorized, which has preference over the Convertible Preferred Stock either in the payment of dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Corporation.

8. Issuance of Preferred Stock in Series. (a) The Shares of Preferred Stock may be issued from time to time, but only after all shares of Convertible Preferred Stock have been retired and canceled, as shares of one or more series of Preferred Stock and the Board of Directors is hereby expressly empowered to authorize the issuance of each such series, at any time or from time to time, in such manner and for such consideration as the Board of Directors in its sole and uncontrolled discretion may deem proper, and prior to issuance, in the resolution or resolutions providing for the issuance of shares of each particular series, to set or change (by classifying or reclassifying) the following:

(i) the distinctive serial designation and number of shares which shall constitute such series, which number may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

(ii) the voting rights of such series and any restrictions on or denial of these rights;

(iii) whether or not the Corporation shall set apart dividends for or pay dividends to the holders of shares of such series before any dividends are set apart for or paid to the holders of any other class, classes or series of stock, and the rate, amount and time of payment of the dividends payable on shares of such series, whether or not such dividends are cumulative, cumulative to a limited extent or noncumulative and, if cumulative, the date on and after which such dividends on shares of such series shall be so cumulative;

(iv) whether or not such series may be redeemed at the option of the Corporation or of the holders of such series and the terms and conditions of redemption including the time and price of redemption;

(v) whether or not any sinking fund or funds is to be applied to the purchase and/or redemption of shares of such series and, if so, the amount of such fund or funds and the manner of application;

(vi) whether or not such series is preferred over any other class, classes or series as to its distributive share of the Corporation’s assets upon the voluntary or involuntary liquidation of the Corporation and the amount of preference;

(vii) whether or not any such series is convertible into shares of stock of one or more other class, classes or series and the terms and conditions of conversion;

(viii) whether or not the holders of any such series have any voting or other rights which by law are or may be conferred on stockholders including, without limiting the generality of the foregoing, the right to vote separately as a class with all holders of Preferred Stock, or as a series separately from any other series of Preferred Stock, to elect one or more directors of the Corporation or on any matters as to which stockholders are or may be entitled to vote under, or not inconsistent with, the laws of the State of Maryland now or hereafter in effect; and

(ix) any other terms or conditions not inconsistent with law which define, limit or regulate the powers, rights or preferences of holders of such series.

(b) Each series of Preferred Stock shall be distinctly designated so as to distinguish the shares thereof from the shares of all other series, but all shares of Preferred Stock shall be of equal rank and identical with each other in all respects except as provided in or permitted by Section 8(a) of this Article SIXTH; and the shares of Preferred Stock of any one series shall be identical with each other share in such series in all respects except as to the dates on and after which any dividends thereon shall be cumulative.

(c) The Board of Directors of the Corporation is hereby expressly granted authority to classify or reclassify any authorized but unissued Preferred Stock in any one or more respects, from time to time before the issuance thereof, by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of the Preferred Stock, to the full extent permitted by the laws of the State of Maryland now or hereafter in effect.

(d) Subject to the preferences and other rights of the Convertible Preferred Stock and Preferred Stock as required by law or as set or changed in the resolution or resolutions of the Board of Directors providing for the issuance of any series of Convertible Preferred Stock or Preferred Stock, dividends may be declared and paid, out of funds legally available therefor, on the Common Stock at such time and in such amounts as the Board of Directors may deem advisable and in the event of the involuntary or voluntary liquidation, dissolution and winding up of the Corporation, the holders of Common Stock shall be entitled after payment or provision for payment of the debts and other liabilities of the Corporation and, to the exclusion of the holders of Convertible Preferred Stock and Preferred Stock of any and all series, to share ratably in the remaining assets of the Corporation in accordance with their respective rights.”

SEVENTH: The number of directors of the Corporation shall be seven, which number may be increased or decreased pursuant to the by-laws of the Corporation and shall never be less than three. The names of the directors who shall act until the first annual meeting and until their successors are duly chosen and qualify are:

George E. Clark	William H. Patterson
Sylvan C. Coleman	John C. Prizer, Jr.
W. D. MacCallan	Robert J. M. Wilson
W. Perry Neff

EIGHTH: The Board of Directors may issue any shares of the authorized but unissued common stock, or securities convertible into shares of common stock, of the Corporation, or may dispose of any shares of the issued common stock of the Corporation acquired by the Corporation and held in its treasury or any securities of the Corporation convertible into shares of its common stock, at any time or from time to time, in such manner and for such consideration as said Board of Directors in their sole and uncontrolled discretion may deem proper, and no holder of shares of stock or other securities of the Corporation shall be entitled as a matter of right to subscribe for or purchase or receive any part of any new or additional issue of shares of stock or other securities of the Corporation, whether now or hereafter authorized or whether issued for money or for a consideration other than money.

NINTH: The by-laws may be adopted, amended or repealed by vote of the stockholders or by the Board of Directors upon the affirmative vote of a majority of the entire Board, but any by-law adopted by the Board of Directors may be amended or repealed by the stockholders.

TENTH: Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a majority or other designated proportion of the shares, such action may be taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon.

The affirmative vote of the holders of two-thirds of the total number of shares outstanding and entitled to vote shall be necessary to authorize any of the following actions: (i) a merger or consolidation with an open-end investment company, (ii) the dissolution of the Corporation, (iii) the transfer of all or substantially all of the assets of the Corporation, (iv) any amendment to these Articles of Incorporation which makes the Common Stock a redeemable security (as such term is defined in the Investment Company Act of 1940) or reduces the two-thirds vote required to authorize the actions listed in this paragraph or (v) a merger or consolidation with a corporation whose charter does not require the vote of at least two-thirds of each class of stock entitled to be cast to approve the actions listed in this paragraph.

ELEVENTH: To the fullest extent that applicable law (including the General Corporation Law of the State of Maryland and the Investment Company Act of 1940), as in effect on the date this Article became a part of the Corporation’s Articles of Incorporation or as such law may thereafter be amended and in effect, permits the limitation or elimination of the liability of directors and officers, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

TWELFTH: The Corporation shall indemnify to the fullest extent permitted by applicable law (including the General Corporation Law of the State of Maryland and the Investment Company Act of 1940), as in effect on the date this Article became a part of the Corporation’s Articles of Incorporation or as such law may thereafter be amended and in effect, any person who was or is involved in any manner (including, without limitation, as a party or a witness), or is threatened to be made so involved, in any investigation, claim, action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director or officer or, at the option of the Board of Directors in any particular case, an employee or agent, of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer, partner or trustee, or, at the option of the Board of Directors in any particular case, an employee or agent. To the fullest extent permitted by applicable law (including the General Corporation Law of the State of Maryland and the Investment Company Act or 1940), as in effect on the date this Article became a part of the Corporation’s Articles of Incorporation or as such law may thereafter be amended and in effect, expenses incurred by any such person in connection with any such investigation, claim, action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any director or officer by this Article shall be enforceable against the Corporation by any such director or officer, who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment to or repeal of this Article shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment or repeal.

IN WITNESS WHEREOF, the undersigned incorporator of Petroleum & Resources Corporation who executed the foregoing Articles of Incorporation hereby acknowledges the same to be his act and further acknowledges that, to the best of his knowledge, the matters and facts set forth therein are true in all material respects under the penalties of perjury.

J. G. Whitney

CHARTER OF

PETROLEUM & RESOURCES CORPORATION

ARTICLES SUPPLEMENTARY

(Composite Version, continued)

Petroleum & Resources Corporation, a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “SDAT”), that:

FIRST: Under a power contained in Title 3, Subtitle 8 of the Maryland General Corporation Law (the “MGCL”), and in accordance with resolutions duly adopted by the Board of Directors of the Corporation (the “Board of Directors”) at a meeting duly called and held, the Corporation elects, notwithstanding any provision in its charter or Bylaws to the contrary, to be subject to Section 3-804(b) and (c) of the MGCL, the repeal of which may be effected only by the means authorized by Section 3-802(b)(3) of the MGCL.

SECOND: The election to become subject to Section 3-804(b) and (c) of the MGCL has been approved by the Board of Directors in the manner and by the vote required by law.

THIRD: The undersigned Executive Vice President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Executive Vice President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles Supplementary to be executed under seal in its name and on its behalf by its Executive Vice President and attested by its Secretary on this 16th day of October, 2003.

ATTEST:	PETROLEUM & RESOURCES CORPORATION

/s/ LAWRENCE L. HOOPER, JR.	/s/ JOSEPH M. TRUTA	(SEAL)
Lawrence L. Hooper, Jr. Secretary	Joseph M. Truta Executive Vice President

Appendix B

PETROLEUM & RESOURCES CORPORATION

ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST:  Petroleum & Resources Corporation, a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.

SECOND:  The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:

ARTICLE I

NAME

The name of the corporation (the “Corporation”) is:

Petroleum & Resources Corporation

ARTICLE II

PURPOSE

The purposes for which the Corporation is formed are to conduct and carry on the business of a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and to engage in any other lawful act or activity for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.

ARTICLE III

PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

The address of the principal office of the Corporation in this State is 7 St. Paul Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation are Lawrence L. Hooper, Jr., 7 St. Paul Street, Suite 1140, Baltimore, Maryland 21202.

ARTICLE IV

PROVISIONS FOR DEFINING, LIMITING

AND REGULATING CERTAIN POWERS OF THE

CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS

Section 4.1 Number and Election of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation is 10, which number may be increased or decreased only by the Board of Directors pursuant to the

Bylaws, but shall never be less than three. The names of the directors who shall serve until their successors are duly elected and qualify are:

Enrique R. Arzac	Thomas H. Lenagh

Phyllis O. Bonanno	Kathleen T. McGahran

Daniel E. Emerson	Douglas G. Ober

Frederic A. Escherich	John J. Roberts

Roger W. Gale	Craig R. Smith

Pursuant to the Corporation’s election to be subject to Section 3-804(b) and (c) of the Maryland General Corporation Law (the “MGCL”), but subject to applicable requirements of the 1940 Act and except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Stock (as hereinafter defined), any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies.

The Bylaws of the Corporation may provide for the election of a director by a plurality of all the votes cast in the election of a director, a majority or other percentage of all the votes entitled to be cast in the election of a director or by any other vote, in any case as specified in the Bylaws and as may vary as specified in the Bylaws depending upon whether the election of directors is contested.

Section 4.2 Extraordinary Actions. Except as specifically provided in Section 6.2 (relating to certain actions and certain amendments to the charter), notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter.

Section 4.3 Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration, if any, as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws.

Section 4.4 Quorum. The presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast on a matter (without regard to class) shall constitute a quorum at any meeting of stockholders with respect to such matter, except with respect to any such matter that, under applicable statutes or regulatory requirements or the charter, requires approval by a separate vote of the holders of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. Notwithstanding the

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foregoing, the Bylaws may provide for a greater or lesser quorum requirement provided that such requirement shall not be less than one-third nor more than two-thirds of the votes entitled to be cast on a matter (without regard to class).

Section 4.5 Preemptive Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified shares of stock pursuant to Article V of the charter or as may otherwise be provided by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation that it may issue or sell.

Section 4.6 Determinations by Board. Any determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other cash flow, net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other distributions, qualifications or terms or conditions of redemption of any class or series of stock of the Corporation; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation or of any shares of stock of the Corporation; the number of shares of stock of any class or series of the Corporation; any matter relating to the acquisition, holding and disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the charter or Bylaws or otherwise to be determined by the Board of Directors.

ARTICLE V

STOCK

Section 5.1 Authorized Shares. The Corporation has authority to issue 55,000,000 shares of stock, consisting of 50,000,000 shares of Common Stock, $.001 par value per share (the “Common Stock”), and 5,000,000 shares of Preferred Stock, $.001 par value per share (the “Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $55,000. If shares of one class or series of stock are classified or reclassified into shares of another class or series of stock pursuant to this Article V, the number of authorized shares of the former class or series shall be automatically decreased and the number of shares of the latter class or series shall be automatically increased, in each case by the number of shares so classified or reclassified, so that the aggregate number of shares of stock of all classes or series that the Corporation has authority to issue shall not be more than the total number of shares of stock set forth in the first sentence of this paragraph. A majority of the entire Board of Directors, without any action by the stockholders of the Corporation, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Corporation has authority to issue.

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Section 5.2 Common Stock. The Board of Directors may reclassify any unissued shares of Common Stock from time to time in one or more classes or series of stock.

Section 5.3 Preferred Stock. The Board of Directors may classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock of any class or series from time to time, in one or more classes or series of stock, including Preferred Stock.

Section 5.4 Classified or Reclassified Shares. Prior to issuance of classified or reclassified shares of any class or series, the Board of Directors by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set or change, subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 5.4 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary or other charter document filed with the SDAT.

Section 5.5 Charter and Bylaws. The rights of all stockholders and the terms of all stock are subject to the provisions of the charter and the Bylaws. The Board of Directors of the Corporation shall have the exclusive power to make, alter, amend or repeal the Bylaws.

ARTICLE VI

AMENDMENTS; CERTAIN EXTRAORDINARY TRANSACTIONS

Section 6.1 Amendments Generally. The Corporation reserves the right from time to time to make any amendment to its charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the charter, of any shares of outstanding stock. All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to this reservation.

Section 6.2 Approval of Certain Extraordinary Actions and Charter Amendments.

(a) The affirmative vote of the holders of two-thirds of the total number of shares outstanding and entitled to vote shall be necessary to authorize any of the following actions: (i) a merger or consolidation with an open–end investment company, (ii) the dissolution of the Corporation, (iii) the transfer of all or substantially all of the assets of the Corporation, (iv) any amendment to the Charter that makes the Common Stock a redeemable security (as such term is defined in the 1940 Act) or reduces the two-thirds vote required to authorize the actions listed in this paragraph or (v) a merger or consolidation with a corporation whose charter does not require the vote of at least two thirds of each class of stock entitled to be cast to approve the actions listed in this paragraph.

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(b) The affirmative vote of the holders of shares entitled to cast at least two-thirds of the votes entitled to be cast on the matter, each class voting as a separate class, shall be necessary to effect any amendment to Section 4.1, Section 4.2, Section 6.1, this Section 6.2(b) or 6.2(c); provided, however, that, if the Continuing Directors (as defined herein), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the Board of Directors, approve such amendment, the affirmative vote of the holders of a majority of the votes entitled to be cast shall be sufficient to approve such matter.

(c) Continuing Directors. “Continuing Directors” means (i) the directors identified in Section 4.1, (ii) the directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the directors identified in Section 4.1, who are on the Board at the time of the nomination or election, as applicable, or (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors, who are on the Board at the time of the nomination or election, as applicable.

ARTICLE VII

LIMITATION OF LIABILITY; INDEMNIFICATION AND ADVANCE OF EXPENSES

Section 7.1 Limitation of Liability. To the fullest extent that applicable law (including the MGCL and the 1940 Act), as in effect from time to time, permits the limitation or elimination of the liability of directors and officers, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for money damages. No amendment to or repeal of this Article shall apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such amendment or repeal.

Section 7.2 Indemnification and Advance of Expenses. The Corporation shall indemnify to the fullest extent permitted by applicable law (including the MGCL and the 1940 Act), as in effect from time to time, any person who was or is involved in any manner (including, without limitation, as a party or a witness), or is threatened to be made so involved, in any investigation, claim, action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director or officer or, at the option of the Board of Directors in any particular case, an employee or agent of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer, partner or trustee, or, at the option of the Board of Directors in any particular case, an employee or agent. To the fullest extent permitted by applicable law (including the MGCL and the 1940 Act), as in effect from time to time, expenses incurred by any such person in connection with any such investigation, claim, action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation. The rights provided to any director or officer by this Article shall be enforceable against the Corporation by any such director or officer, who shall be presumed to have relied upon it in serving or continuing to serve as a director or officer as provided above. No amendment to or repeal of this Article shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment or repeal.

Section 7.3 1940 Act. The provisions of this Article VII shall be subject to the 1940 Act.

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Section 7.4 Amendment or Repeal. Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article VII, shall apply to or affect in any respect the applicability of the preceding sections of this Article VII with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

THIRD: The amendment to and restatement of the charter as hereinabove set forth was approved by a majority of the entire Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article IV of the foregoing amendment and restatement of the charter.

SEVENTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment and restatement was 55,000,000, consisting of 50,000,000 shares of Common Stock, $1.00 par value per share and 5,000,000 shares of Preferred Stock, no par value per share. The aggregate par value of all shares of stock having par value was $50,000,000.

EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter is 55,000,000, consisting of 50,000,000 shares of Common Stock, $.001 par value per share, and 5,000,000 shares of Preferred Stock, $.001 par value per share. The aggregate par value of all authorized shares of stock having par value is $55,000.

NINTH: The undersigned President acknowledges these Articles of Amendment and Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment and Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this      day of             , 2006.

ATTEST:	PETROLEUM & RESOURCES CORPORATION

	By:		(SEAL)

Secretary		President

6

SPECIAL MEETING OF STOCKHOLDERS OF

PETROLEUM & RESOURCES CORPORATION

November 7, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

¯  Please detach along perforated line and mail in the envelope provided.  ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN

		1.	The Amendment proposal relating to the purpose of our Corporation, as described in the Proxy Statement.	☐	☐	☐

		2.	The Amendment proposal relating to the classification, designation and issuance of stock and related provisions, as described in the Proxy Statement.	☐	☐	☐

		3.	The Amendment proposal relating to stockholder voting, as described in the Proxy Statement.	☐	☐	☐

		4.	The Amendment proposal relating to stockholder election of directors, as described in the Proxy Statement.	☐	☐	☐

		5.	The Amendment proposal relating to the power to amend our Bylaws, as described in the Proxy Statement.	☐	☐	☐

		6.	The Amendment proposal relating to the quorum for stockholder meetings, as described in the Proxy Statement.	☐	☐	☐

		7.	The Amendment proposal relating to determinations by our Board, as described in the Proxy Statement.	☐	☐	☐

		8.	The Amendment proposal relating to the amendment of certain other provisions of our Charter, as described in the Proxy Statement.	☐	☐	☐

9.

To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournments or postponements thereof in the discretion of the Proxy holder.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.  ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PETROLEUM & RESOURCES CORPORATION

PROXY

THIS PROXY IS SOLICITED

ON BEHALF OF THE BOARD OF DIRECTORS

OF PETROLEUM & RESOURCES CORPORATION

The undersigned stockholder of Petroleum & Resources Corporation, a Maryland corporation (the “Corporation”), hereby appoints Joseph M. Truta and Lawrence L. Hooper, Jr., or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Corporation to be held at 10:00 a.m., local time, on Tuesday, November 7, 2006, at the offices of Venable LLP, Suite 1800, Two Hopkins Plaza, Baltimore, Maryland 21201 and at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the proposals to amend the charter of the Company as described in the Proxy Statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

PETROLEUM & RESOURCES CORPORATION

  SPECIAL MEETING OF STOCKHOLDERS OF

PETROLEUM & RESOURCES CORPORATION

November 7, 2006

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

¯  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ¯

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN

		1.	The Amendment proposal relating to the purpose of our Corporation, as described in the Proxy Statement.	☐	☐	☐

		2.	The Amendment proposal relating to the classification, designation and issuance of stock and related provisions, as described in the Proxy Statement.	☐	☐	☐

		3.	The Amendment proposal relating to stockholder voting, as described in the Proxy Statement.	☐	☐	☐

		4.	The Amendment proposal relating to stockholder election of directors, as described in the Proxy Statement.	☐	☐	☐

		5.	The Amendment proposal relating to the power to amend our Bylaws, as described in the Proxy Statement.	☐	☐	☐

		6.	The Amendment proposal relating to the quorum for stockholder meetings, as described in the Proxy Statement.	☐	☐	☐

		7.	The Amendment proposal relating to determinations by our Board, as described in the Proxy Statement.	☐	☐	☐

		8.	The Amendment proposal relating to the amendment of certain other provisions of our Charter, as described in the Proxy Statement.	☐	☐	☐

9.

To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournments or postponements thereof in the discretion of the Proxy holder.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.  ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.